OLD MUTUAL COPPER ROCK INTERNATIONAL SMALL CAP FUND
(formerly known as Old Mutual Strategic Small Company Fund)

May 20, 2011 Summary Prospectus

(Class A: OSSAX)  (Class Z: OSSCX)  (Institutional Class: OISSX)

Before you invest in the Fund, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  You may find the Fund’s statutory prospectus, statement of additional information, and other information about the Fund online at https://www.fundinsite.com/site/old-mutual-funds.aspx.  You may also obtain this information at no cost by calling 888-772-2888 or by sending an email request to oldmutual@fundinsite.com.  The Fund’s statutory prospectus, dated May 20, 2011, and statement of additional information, dated July 27, 2010 as supplemented through May 20, 2011, are incorporated by reference into this summary prospectus.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether the information contained in this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with capital growth.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Fund or other retail mutual funds advised by Old Mutual Capital, Inc. (together with the Fund, the “Old Mutual Funds”), which are offered by separate prospectus.   More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Investing in the Fund” in the Fund’s statutory prospectus, and in the section entitled “Purchase and Redemption of Shares” in the Fund’s statement of additional information.

FEES AND EXPENSES TABLE

	CLASS A	CLASS Z	INSTITUTIONAL CLASS
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price )	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price )	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged )	2.00%	2.00%	2.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	None	None	None
Other Expenses
Service Fees	0.25%	None	None
Other Operating Expenses(1)	1.98%	0.79%	0.19%

Total Other Expenses	2.23%	0.79%	0.19%
Total Annual Operating Expenses	3.18%	1.74%	1.14%
Expense (Reduction)/Recoupment	(1.63%)	(0.44%)	(0.09%)
Total Annual Operating Expenses After Expense (Reduction)/Recoupment(2)	1.55%	1.30%	1.05%
(1)
Other Operating Expenses of Class A shares have been restated to reflect current fee amounts for registration fees.  As a result, the Total Annual Operating Expenses shown in the Fees and Expenses Table does not correlate with the Ratio of Gross Expenses to Average Net Assets shown in the Financial Highlights.

(2)
These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2012 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses do not exceed 1.55%, 1.30% and 1.05% for Class A, Class Z and Institutional Class shares, respectively.  The expense limitation agreement cannot be terminated before December 31, 2012, and may be amended or continued beyond December 31, 2012 by written agreement of the parties.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$724	$1,320	$1,941	$3,605
Class Z	$132	$504	$902	$2,014
Institutional Class	$107	$353	$618	$1,378

Please refer to the "Management Fees” section of the statutory prospectus for a discussion of expense limitation arrangements that impact the expenses in the Example.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 171.87% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its investment objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of non-U.S. small-cap companies, including companies located in countries with emerging markets.  For purposes of this Fund, small cap companies are those companies with market capitalizations similar to the companies in the S&P Developed ex-U.S. SmallCap Index. As of September 17, 2010, the S&P Developed ex-U.S. SmallCap Index included companies with market capitalizations between approximately $13.2 million and $12.4 billion. The market capitalization of the companies in the Fund’s portfolio and the S&P Developed ex-U.S. SmallCap Index changes over time and the Fund will not automatically sell or stop buying stock of a company it already owns if the company’s market capitalization grows or falls out of this range. Equity securities in which the Fund may invest include common and preferred stocks, and ADRs.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in this Fund are:

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market may also fail to recognize the Sub-Adviser’s determination of an investment’s value or the Sub-Adviser may misgauge that value.

Foreign (Non-U.S.) Investment Risk.  Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.  Foreign stock markets may also be less liquid than U.S. stock markets.

Emerging Markets Risk.  The Fund may invest in companies located in countries with emerging markets, which generally are economies and markets of a developing nature. Due to their developing nature, emerging markets may be insufficiently liquid and levels of volatility in price movements may be greater than those experienced in more developed economies and markets.  In addition, reporting standards, auditing standards, regulatory practices, and market practices may not provide the same degree of protection and information as would generally apply in more developed economies and markets, and therefore may increase risk.  The value of assets invested in companies located in emerging markets may also be affected by uncertainties such as political and economic developments, civil conflicts and war, restrictions on foreign investment, higher transaction costs, and delayed settlement.

Small Company Risk.  The Fund invests primarily in small-cap companies.  Small-cap companies may involve greater risk of loss and price fluctuation than large-cap and mid-cap companies.  The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.  This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk.  Companies that have similar lines of business are grouped together in broad categories called industries.  Certain industries are grouped together in broader categories called sectors.  The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns for the 1, 5, and 10-year or since inception periods compare to those of an unmanaged securities index.  All performance figures reflect the reinvestment of dividends and capital gains distributions.  The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future.  Updated performance information is available at oldmutualfunds.com or by calling 888-772-2888.  Effective January 1, 2006, certain of the Fund’s assets began to be managed by sub-advisers different than the Fund’s former adviser, and the Fund’s former adviser became a sub-adviser to the Fund.  Effective February 28, 2009, the Fund’s former adviser ceased providing sub-advisory services to the Fund and was replaced with a new sub-adviser. Effective following the close of business May 20, 2011, the Fund’s investment strategy changed from a domestic small cap strategy to an international small cap strategy, and Copper Rock Capital Partners LLC became sole sub-adviser to the Fund. As a result, the Fund’s performance prior to these dates may not be indicative of how it will perform in the future.

The performance shown in the bar chart and the Best Quarter and Worst Quarter returns are for the Fund’s Class Z shares, which have the longest performance record.  Performance for Class A and Institutional Class shares will vary due to differences in fees and expenses.

Year-by-Year Total Returns through December 31, 2010 – Class Z Shares

2001	(9.97%)
2002	(33.31%)
2003	47.21%
2004	11.21%
2005	5.81%
2006	11.47%
2007	12.20%
2008	(40.62%)
2009	26.94%
2010	23.59%

Best Quarter:	25.57%	6/30/03
Worst Quarter:	(23.18%)	9/30/01

The following table provides average annual total return information for the Fund’s Class A, Class Z and Institutional Class shares.  The Fund’s performance is compared to the S&P Developed ex-U.S. SmallCap Index, a free float adjusted market capitalization index that measures the equity performance of small capitalization companies from developed markets around the world excluding the U.S.  The Fund’s benchmark was changed from the Russell 2000® Growth Index to the S&P Developed ex-U.S. SmallCap Index in connection with the Fund’s change of investment strategy from a domestic small cap strategy to an international small cap strategy.  Sales loads are reflected in the performance table. *Index return is for the past 10 years.  (When the return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.)

Average Annual Total Returns as of December 31, 2010

				Past 10 Years or Life of Fund (whichever is less)*

	Inception Date	Past 1 Year	Past 5 Years

Class A	7/1/03

Before Taxes		16.00%	1.63%	5.21%

Class Z	12/31/96

Before Taxes		23.59%	3.10%	1.94%

After Taxes on Distributions		23.51%	1.10%	0.94%

After Taxes on Distributions
and Sale of Fund Shares		15.33%	2.04%	1.36%

Institutional Class	12/20/06

Before Taxes		23.70%	N/A	1.37%

S&P Developed ex-U.S. SmallCap Index

(Reflects No Deduction for
Fees, Expenses or Taxes)		22.46%	5.16%	9.28%

Russell 2000 Growth Index

(Reflects No Deduction for		29.09%	5.30%	3.78%
Fees, Expenses or Taxes)

After-tax performance is shown for Class Z shares.  After-tax performance for the Fund’s other share classes will vary.  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Manager:                                                      Old Mutual Capital, Inc.

Investment Sub-Adviser:	Copper Rock Capital Partners LLC (“Copper Rock”)

Portfolio Managers:

Name	Title	Length of Service
Stephen Dexter	Partner, Lead Portfolio Manager	Since 2008
Denise Selden, CFA	Partner, Portfolio Manager	Since 2008
H. David Shea, CFA	Partner, Portfolio Manager	Since 2008

PURCHASE AND SALE OF FUND SHARES

Minimum Investments Applicable to Class A Shares and Class Z Shares*

	Initial	Additional

Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	No minimum	$50

*	The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

Institutional Class shares may be purchased by certain eligible investors and require a minimum initial investment of $1 million in the Fund.  Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund provided they sign a letter of intent, committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months.

The Fund’s distributor may waive the minimum initial investment amount at its discretion.  No minimum applies to subsequent purchases effected by dividend reinvestment.  Minimum initial investment means the net amount you invest in the Fund after the deduction of any applicable initial sales charge.

You may purchase or sell your shares of the Fund on any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account, or by contacting the Fund’s transfer agent at 888-772-2888. Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Fund’s distributions (other than a return of capital) generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a mutual fund platform or a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information